Exhibit 10.5

EXECUTION COPY

AMENDMENT NO. 1

THIS AMENDMENT NO. 1, dated as of May 6, 2010, (this “Amendment”) is entered into by and among Ares Capital CP Funding, LLC as the borrower (in such capacity, the “Borrower”); Ares Capital Corporation as the servicer (in such capacity, the “Servicer”) and as the transferor (in such capacity, the “Transferor”); Wells Fargo Bank, N.A. (as successor by merger to Wachovia Bank, National Association) as the note purchaser (in such capacity, the “Note Purchaser”); Wells Fargo Securities, LLC as the agent (in such capacity, the “Agent”); and U.S. Bank National Association as the collateral custodian (in such capacity, the “Collateral Custodian”), the trustee (in such capacity, the “Trustee”) and as the bank (in such capacity, the “Bank”).  Capitalized terms used but not defined herein have the meanings provided in the Agreement (as defined below).

R E C I T A L S

WHEREAS, reference is made to the Amended and Restated Sale and Servicing Agreement, dated as of January 22, 2010 (as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), by and among the Borrower, the Servicer, the Transferor, the Note Purchaser, the Agent, the Trustee, the Collateral Custodian and the Bank; and

WHEREAS, the parties hereto desire to make certain amendments to certain provisions of the Agreement as specified herein, pursuant to and in accordance with Section 11.01 of the Agreement;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.                            AMENDMENT.

(a)           Section 5.02(i) of the Agreement is hereby amended by inserting the phrase “or to distribute such proceeds to the Equityholder (so long as such distribution is permitted pursuant to Section 5.02(n))” prior to the period at the end of the section.

SECTION 2.                            AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references to the Agreement and corresponding references thereto or therein such as “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3.                            REPRESENTATIONS.

Each of the Borrower, the Servicer and the Transferor, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(i)            it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii)           the execution, delivery and performance by it of this Amendment and the Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii)          no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Agreement as amended hereby by or against it;

(iv)          this Amendment has been duly executed and delivered by it;

(v)           each of this Amendment and the Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(vi)          there is no Unmatured Event of Default, Event of Default, or Servicer Termination Event.

SECTION 4.                            LEGAL FEES.

The Borrower and the Servicer each covenants and agrees to pay in full, to the extent invoiced, on or prior to the date of the execution of this Amendment, all reasonable legal fees of Dechert LLP, counsel to the Note Purchaser and the Agent, incurred in connection with the execution of this Amendment.

SECTION 5.                            CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon delivery of duly executed signature pages by all parties hereto to the Agent.

SECTION 6.                            MISCELLANEOUS.

(a)           This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

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(b)           The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)           This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d)           The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e)           Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f)            This Amendment and the Agreement represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties.  There are no unwritten oral agreements among the parties with respect to such matters.

(g)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

(h)           The Agent hereby consents and directs U.S. Bank National Association in its capacity as the Collateral Custodian, Trustee and Bank to execute this Amendment in substantially the form presented to it.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ARES CAPITAL CP FUNDING, LLC,
as the Borrower

By:	/s/ Richard S. Davis
Name: Richard S. Davis
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ares Capital CP Funding, LLC

Amendment No. 1

ARES CAPITAL CORPORATION,
as the Servicer and Transferor

By:	/s/ Richard S. Davis
Name: Richard S. Davis
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ares Capital CP Funding, LLC

Amendment No. 1

:	WELLS FARGO BANK, N.A. (as successor by merger to Wachovia Bank, National Association), as the Note Purchaser

	By:	/s/ Mike Romanzo
Name: Mike Romanzo, CFA
Title: Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ares Capital CP Funding, LLC

Amendment No. 1

WELLS FARGO SECURITIES, LLC,
as the Agent

By:	/s/ Mike Romanzo
Name: Mike Romanzo, CFA
Title: Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ares Capital CP Funding, LLC

Amendment No. 1

U.S. BANK, NATIONAL ASSOCIATION,
as the Collateral Custodian, the Trustee and the Bank

By:	/s/ John T. Edwards
Name: John T. Edwards
Title: Assistant Vice President

Ares Capital CP Funding, LLC

Amendment No. 1